UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2012

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 15, 2012, Motorola Solutions, Inc. (the “Company”) closed the public underwritten offering (the “Offering”) of $750,000,000 aggregate principal amount of the Company’s 3.750% Senior Notes due 2022 (the “Notes”), pursuant to an Underwriting Agreement, dated May 8, 2012, among the Company and Deutsche Bank Securities, Inc., Goldman Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule I thereto (collectively, the “Underwriters”). The Notes were issued pursuant to an Indenture dated as of May 1, 1995 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank (as successor in interest to Bank One Trust Company))), as trustee, as supplemented by the Company’s Officer Certificate, dated May 15, 2012 (the “Officer Certificate”). The Notes were offered and sold pursuant to a registration statement on Form S-3 (File No. 333-181223) under the Securities Act of 1933, as amended.

The Underwriting Agreement is filed as Exhibit 1.1 and the Officer Certificate is filed as Exhibit 4.1 to this Current Report on Form 8-K and each is incorporated herein by reference. The foregoing description of the Notes and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated May 8, 2012, among Motorola Solutions, Inc. and Deutsche Bank Securities, Inc., Goldman Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule I thereto.

Exhibit 4.1	Officer Certificate of Motorola Solutions, Inc., dated as of May 15, 2012.

Exhibit 4.2	Specimen 3.750% Senior Note due 2022.

Exhibit 5.1	Opinion of Winston & Strawn LLP.

Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)

	By:	/s/ Edward J. Fitzpatrick
Name: Edward J. Fitzpatrick
Title: Executive Vice President and Chief Financial Officer

Dated: May 15, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 8, 2012, among Motorola Solutions, Inc. and Deutsche Bank Securities, Inc., Goldman Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule I thereto.

Exhibit 4.1	Officer Certificate of Motorola Solutions, Inc., dated as of May 15, 2012.

Exhibit 4.2	Specimen 3.750% Senior Note due 2022.

Exhibit 5.1	Opinion of Winston & Strawn LLP.

Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1).